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                                                                      EXHIBIT 24

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                           BE IT KNOWN BY THESE PRESENTS that each of the
undersigned individuals, in his capacity as a director or officer, or both, as hereinafter set forth below his signature, of WILLIAMS COMMUNICATIONS GROUP, INC. ("WCG"), a Delaware corporation, does hereby constitute and appoint P. DAVID NEWSOME, JR., SHAWNA L. GEHRES, and KATHRYN J. KINDELL, and each of them (with full power to act without the others) his true and lawful attorneys for him and in his name and in his capacity as a director or officer, or both, of WCG, as hereinafter set forth below his signature, to sign a registration statement on Form S-3 for the registration of not more than two billion dollars ($2,000,000,000) aggregate principal amount of common stock, preferred stock, depositary shares, debt securities, warrants, subscription rights, or stock purchase contracts (together, the "Securities") of WCG, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                           THAT the undersigned WCG does hereby constitute and
appoint P. DAVID NEWSOME, JR., SHAWNA L. GEHRES, and KATHRYN J. KINDELL, and each of them (with full power to act without the others), its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                           Each of said attorneys shall have full power of
substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.


                           IN WITNESS WHEREOF, the undersigned have executed
this instrument, all as of the 18th day of December, 2001.





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/s/     HOWARD E. JANZEN                     /s/     SCOTT E. SCHUBERT
-------------------------------              -------------------------------
        Howard E. Janzen                             Scott E. Schubert
Chairman of the Board, President,              Executive Vice President and
  and Chief Executive Officer                     Chief Financial Officer
 (Principal Executive Officer)                 (Principal Financial Officer)


/s/     KENNETH KINNEAR
------------------------------              --------------------------------
        Kenneth Kinnear                             John A. Craig
 Vice President and Controller                        Director
  (Chief Accounting Officer)


/s/   JULIUS W. ERVING                      /s/    ROSS K. IRELAND
------------------------------              --------------------------------
      Julius W. Erving                             Ross K. Ireland
         Director                                     Director

/s/  ROBERT W. LAWLESS                      /s/    PETER C. MEINIG
------------------------------              --------------------------------
     Robert W. Lawless                             Peter C. Meinig
         Director                                     Director

/s/  H. BRIAN THOMPSON                      /s/   MORGAN E. O'BRIEN
------------------------------              --------------------------------
     H. Brian Thompson                            Morgan E. O'Brien
         Director                                     Director



                                            WILLIAMS COMMUNICATIONS GROUP, INC.


                                            By  /s/     BOB F. MCCOY
                                               --------------------------------
                                                        Bob F. McCoy
                                                  Senior Vice President, Law
ATTEST:

/s/ P. DAVID NEWSOME, JR.
------------------------------
    P. David Newsome, Jr.
       Secretary